  Exhibit 10.7

THIRD AMENDMENT
TO
SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This Third Amendment to Second Amended and Restated Loan and Security Agreement is entered into as of May 11, 2018 (the “Amendment”), by and between AVIDBANK (“Bank”), and LIGHTPATH TECHNOLOGIES, INC. (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Second Amended and Restated Loan and Security Agreement dated as of December 21, 2016 and as amended from time to time, including pursuant to that certain First Amendment to Second Amended and Restated Loan and Security Agreement dated as of December 20, 2017 and that certain Second Amendment to Second Amended and Restated Loan and Security Agreement dated as of January 16, 2018 (collectively, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1. Borrower acknowledges that there is an existing and uncured Event of Default arising from Borrower’s failure to comply with Section 6.9(a) of the Agreement with respect to the Fixed Charge Coverage Ratio measured on March 31, 2018 (the “Covenant Default”). Subject to the conditions contained herein and performance by Borrower of all of the terms of the Agreement after the date hereof, Bank waives the Covenant Default. Bank does not waive Borrower’s obligations under such section after the date hereof and as amended hereby, and Bank does not waive any other failure by Borrower to perform its Obligations under the Loan Documents.

2. Bank acknowledges that Borrower intends to enter into a sale and leaseback transaction with Tetra Financial Group LLC, for Taylor Hobson equipment totaling $470,000 (the “Equipment Sales”). Bank hereby consents to the Equipment Sales and acknowledges that such sale and leaseback do not, in and of themselves, constitute an Event of Default under the Agreement (under Section 7.1 of the Agreement or otherwise).

3. Clause (c) of the defined term “Permitted Indebtedness” set forth in Section 1.1 of the Agreement is amended and restated in its entirety to read as follows:

(c)           Indebtedness secured by a lien described in clause (c) of the defined term “Permitted Liens,” provided such Indebtedness does not exceed the lesser of the cost or fair market value of the equipment financed with such Indebtedness ;

4. Section 6.8(a) of the Agreement is amended and restated in its entirety to read as follows:

(a)           Domestic. Each Borrower shall maintain and shall cause each of its domestic Subsidiaries to maintain all of its domestic depository and operating accounts with Bank; provided that Borrowers shall have until May 31, 2018 to transition and close its existing account maintained with UBS and the account balance in such account shall not exceed Ten Thousand Dollars ($10,000) at any given time during such transition period.

5. Section 6.9(a) of the Agreement is amended and restated in its entirety to read as follows:

(a)           Fixed Charge Coverage Ratio. Borrowers shall maintain a Fixed Charge Coverage Ratio of at least 1.10 to 1.00, measured on June 30, 2018; and Borrowers shall maintain a Fixed Charge Coverage Ratio of at least 1.15 to 1.00, measured at the end of each calendar quarter beginning with the quarter ending on September 30, 2018 on a rolling twelve (12) month basis.

6. Exhibit D to the Agreement is replaced in its entirety with the Exhibit D attached hereto.

7. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Each Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

8. Borrowers represent and warrant that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

9. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original hereof. Notwithstanding the foregoing, Borrowers shall deliver all original signed documents no later than ten (10) Business Days following the date of execution.

10. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a) this Amendment, duly executed by Borrowers;

(b) payment of an amendment fee in the amount of $800 plus all Bank Expenses incurred through the date of this Amendment; and

(c) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

[signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

LIGHTPATH TECHNOLOGIES, INC.

By: /s/ J. James Gaynor
 Name: J. James Gaynor
Title: President and Chief Executive Officer

ISP OPTICS CORPORATION

By: /s/ J. James Gaynor
Name: J. James Gaynor
Title: President and Chief Executive Officer

AVIDBANK By: /s/ Stephen Chen Name: Stephen Chen Title: Assistant Vice President

EXHIBIT D

Compliance Certificate

TO:
AVIDBANK (“Bank”)

FROM:
LIGHTPATH TECHNOLOGIES, INC., ET AL

The undersigned authorized officer of LightPath Technologies, Inc. on behalf of Borrowers hereby certifies that in accordance with the terms and conditions of the Second Amended and Restated Loan and Security Agreement between Borrowers and Bank (as amended, the “Agreement”), (i) each Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below and (ii) all representations and warranties of each Borrower stated in the Agreement are true and correct as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required		Complies

A/R & A/P Agings	Monthly within 30 days		Yes	No
Deferred Revenue listing	Monthly within 30 days		Yes	No
Borrowing Base Certificate	Monthly within 30 days		Yes	No
Compliance Certificate	Monthly within 30 days		Yes	No
Bank statements for accounts outside of Bank	Monthly within 30 days		Yes	No
Monthly consolidated financial statements	Monthly within 30 days		Yes	No
Monthly consolidating financial statements	Monthly within 30 days		Yes	No
Annual financial statements (CPA Audited)	Annually within 90 days of fiscal year end		Yes	No
Annual projections (board approved)	Annually within 30 days following fiscal year beginning		Yes	No
10K and 10Q	(as applicable)		Yes	No
A/R Audit	Annually		Yes	No
IP Notices	As required under Section 6.10		Yes	No

Financial Covenant	Required	Actual	Complies

Fixed Charge Coverage Ratio (6/30/18)	1.10 : 1.00	____: 1.00	Yes	No
Fixed Charge Coverage Ratio (9/30/18 and thereafter)	1.15 : 1.00	____: 1.00	Yes	No

Minimum Asset coverage ratio (monthly)	1.50 : 1.00	____: 1.00	Yes	No

Comments Regarding Exceptions: See Attached.		BANK USE ONLY

Received by: _____________________________________
Sincerely,		AUTHORIZED SIGNER

Date: ___________________________________________

___________________________________________		Verified: _________________________________________
SIGNATURE		AUTHORIZED SIGNER

___________________________________________		Date: ___________________________________________
TITLE
	Compliance Status	Yes	No
___________________________________________
DATE